                                                                  EXHIBIT (8)(i)

                                September 7, 2012

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Distributors, Inc.
11 Greenway Plaza, Suite 1000
Houston Texas 77046
Attn:Melanie Ringold, Esq.

Re:  (1)  Participation Agreement by and among Western National Life
          Insurance Company (f/k/a American General Annuity Insurance Company ("WNL") and AIM Variable Insurance Funds, Inc. (Invesco Variable Insurance Funds) ("Fund Partner") dated November 23, 1998, as amended;

     (2) Participation Agreement by and among SunAmerica Annuity and Life Assurance Company, on behalf of itself and its separate accounts (collectively "SAAL"), SunAmerica Capital Services, Inc., and Fund Partner dated May 28, 2010, as amended;

     (3) Administrative Services Agreement between Invesco Advisers, Inc. (f/k/a A I M Advisors, Inc.) and WNL dated November 23, 1998;

     (4) Administrative Services Agreement between Invesco Advisers, Inc. (f/k/a A I M Advisors, Inc.) and SAAL dated May 28, 2012;

     (5) AIM Funds Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 by and between WNL and Invesco Investment Services, Inc. (f/k/a AIM Investment Services, Inc.) dated April 16, 2007

     (6) Distribution Services Agreement between SAAL and Invesco Distributors, Inc. dated May 28, 2010

     (7) Participation Agreement between American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware"), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and American General Equity Services Corporation dated as of November 20, 1997;

     (8) Administrative Services Agreement between Invesco Advisers, Inc. (f/k/a A I M Advisors, Inc.) and AGL of Delaware dated September 1, 1998;

     (9) AIM Funds Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 by and between AGL of Delaware and Invesco Investment Services, Inc. (f/k/a AIM Investment Services, Inc.) dated April 12, 2007 (each an "Agreement", and collectively, the "Agreements") (WNL, AGL of Delaware and SAAL collectively referred to hereinafter as the "Merged Companies")

Dear Fund Partner:

      As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Distributors, Inc.
September 7, 2012
Page 2 of 3

      Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

      As a result of the Merger, if any of the Merged Companies were a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

      To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

      Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

      IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

WESTERN NATIONAL LIFE INSURANCE COMPANY

By:
    ----------------------------------
Name:
Title:

SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

By:
    ----------------------------------
Name: Jana W. Greer
Title: President and Chief Executive Officer

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Distributors, Inc.
September 7, 2012
Page 3 of 3

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                                          ATTEST:

By:                                       By:
    ----------------------------------        ----------------------------------
Name:                                     Name:
Title:                                    Title:


AMERICAN GENERAL EQUITY SERVICES CORPORATION

By:
    ----------------------------------
Name:
Title:

Consented to, acknowledged and agreed:

INVESCO DISTRIBUTORS, INC.

By:
    ----------------------------------
Name: Peter S. Gallagher
Title: President

AIM VARIABLE INSURANCE FUNDS, INC.        INVESCO INVESTMENT SERVICES, INC.
(INVESCO VARIABLE INSURANCE FUNDS)

By:                                       By:
    ----------------------------------        ----------------------------------
Name: John M. Zerr                        Name: William J. Galvin
Title: Senior Vice President              Title: President

INVESCO ADVISERS, INC.

By:
    ----------------------------------
Name: John M. Zerr
Title:  Senior Vice President

                                                               September 7, 2012

AllianceBernstein Investments, Inc. (f/k/a Alliance Fund Distributors, Inc.) AllianceBernstein L.P. (f/k/a Alliance Capital Management L.P.)
AllianceBerstein Investor Services, Inc. (f/k/a Alliance Global Investor Services, Inc.)
AllianceBernstein Variable Products Series Fund
1345 Avenue of the Americas
New York, New York 10105
Attn: General Counsel

Re:   (1)   Participation Agreement among SunAmerica Annuity and Life
            Assurance Company (formerly AIG SunAmerica Life Assurance Company and Anchor National Life Insurance Company)("SAAL"), SunAmerica
            Capital Services, Inc., Alliance Capital Management L.P. and
            Alliance Fund Distributors, Inc.("AFD"), dated as of June 1, 2002;

      (2) Participation Agreement among American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware"), American General Equity Services Corporation ("AGESC") (formerly AIG Equity Sales Corp.), Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. dated May 1, 1999 ("AGL of Delaware Agreement");

      (3) Participation Agreement among AGL of Delaware, AllianceBernstein Variable Products Series Fund, Inc. (formerly Alliance Variable Products Series Fund, Inc.) and Alliance Fund Distributors, Inc. dated May 1, 1995 (also referred to as "AGL of Delaware Agreement");

      (4) Fund Participation Agreement among AGL of Delaware and Alliance Global Investor Services, Inc. dated February 22, 2002 (also referred to as "AGL of Delaware Agreement");

      (5) Administrative Services Agreement between SAAL and AFD, dated June 1, 2002;

      (6)   Agreement between AGL of Delaware and Alliance Capital Management,
            L.P.

      (7) Information Sharing Agreement between SAAL and AllianceBernstein Investor Services, Inc. on behalf of the AllianceBernstein Variable Products Series Fund, Inc., dated April 16, 2007;

      (8) Rule 22c-2 Information Sharing and Restricted Trading Agreement between AGL of Delaware and AllianceBernstein Investor Services, Inc. on behalf of the AllianceBernstein Variable Products Series Fund, Inc. dated April 16, 2007 (also referred to as "AGL of Delaware Agreement").

            (each an "Agreement", and collectively, the "Agreements") (SAAL and AGL of Delaware collectively referred to hereinafter as the "Merged Companies").

Alliance Fund Distributors, Inc.
September 7, 2012
Page 2 of 4

Dear Fund Partner:

      Effective December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the AGL of Delaware Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate. Also, AGESC replaced AIG Equity Sales Corp. ("AIG Equity"). AGESC is a registered broker-dealer under the Securities Exchange Act of 1934. All references in the AGL of Delaware Agreements to AIG Equity are hereby placed with American General Equity Services Corporation or AGESC as appropriate.

      As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

      Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

      As a result of the Merger, if any of the Merged Companies were a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

      To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

      Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

      IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

Alliance Fund Distributors, Inc.
September 7, 2012
Page 3 of 4

SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

By:
    ------------------------------------
Name: Jana W. Greer
Title: President and Chief Executive
       Officer

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                                          ATTEST:

By:                                       By:
    ------------------------------------      ----------------------------------
Name:                                     Name:
Title:                                    Title

AMERICAN GENERAL EQUITY SERVICES CORPORATION

                                          ATTEST:

By:                                       By:
    ------------------------------------      ----------------------------------
Name:                                     Name:
Title:                                    Title

Consented to, acknowledged and agreed:

ALLIANCEBERNSTEIN INVESTMENTS, INC.

By:
    ------------------------------------
Name:
Title:

ALLIANCEBERNSTEIN L.P.

By:
    ------------------------------------
Name:
Title:

Alliance Fund Distributors, Inc.
September 7, 2012
Page 4 of 4

ALLIANCEBERNSTEIN INVESTOR SERVICES, INC. ON BEHALF
OF THE ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


By:
    ----------------------------------------
Name:
Title:

ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.

By:
    ----------------------------------------
Name:
Title:

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

By:
    ----------------------------------------
Name:
Title:

                                                               September 7, 2012

American Funds Insurance Series
American Funds Distributors, Inc.
American Funds Service Company
333 S. Hope Street, 55th Floor
Los Angeles, CA 90071
Attention: Michael J. Downer, Senior Vice President

Re:  (1)  Fund Participation Agreement among each of SunAmerica Annuity and
          Life Assurance Company (formerly AIG SunAmerica Life Assurance Company and Anchor National Life Insurance Company) ("SAAL"), SunAmerica Series Trust and Capital Research and Management ("CRMC") dated August 30, 2006, as amended;

     (2) Fund Participation Agreement among each of SAAL, American Funds Insurance Series ("AFIS") and CRMC dated September August 30, 2002, as amended;

     (3) Business Agreement by and among SAAL, SunAmerica Capital Services, Inc. ("SACS"), American Funds Distributors, Inc. ("AFD") and CRMC dated September 1, 2006, as amended;

     (4) Business Agreement by and among SAAL, SACS, AFD and CRMC dated September 30, 2002, as amended;

     (5) Information Sharing Agreement by and between SAAL and American Funds Services Company on behalf of AFIS, dated April 16, 2007

     (6) Business Agreement between American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware"), American Funds Distributors, Inc. and American Funds Service Company dated August 15, 2002 ("AGL of Delaware Agreement")

     (7) Rule 22c-2 Information Sharing and Restricted Trading Agreement by and between AGL of Delaware and American Funds Service Company dated April 16, 2007 (also referred to as "AGL of Delaware Agreement") (each an "Agreement", and collectively, the "Agreements") (SAAL and AGL of Delaware collectively referred to hereinafter as the "Merged Companies")

Dear Fund Partner:

      Effective December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the AGL of Delaware Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate.

      As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

American Funds Insurance Series
September 7, 2012
Page 2 of 4

      Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which your companies' retail investment companies and/or related trust(s) acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

      As a result of the Merger, if any of the Merged Companies were a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

      To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

      Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

      IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

By:
    ----------------------------------------
Name: Jana W. Greer
Title: President and Chief Executive Officer

SUNAMERICA CAPITAL SERVICES, INC.

By:
    ----------------------------------------
Name: Mallary L. Reznik
Title: Vice President

American Funds Insurance Series
September 7, 2012
Page 3 of 4

SUNAMERICA SERIES TRUST

By:
    ------------------------------------
Name: Nori L. Gabert
Title: Vice President and Secretary

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                                          ATTEST:

By:                                       By:
    ------------------------------------      ----------------------------------
Name:                                     Name:
Title:                                    Title:

Consented to, acknowledged and agreed:

AMERICAN FUNDS DISTRIBUTORS, INC.

By:
    ------------------------------------
Name:
Title:

CAPITAL RESEARCH AND MANAGEMENT

By:
    ------------------------------------
Name:
Title:

AMERICAN FUNDS INSURANCE SERIES

By:
    ------------------------------------
Name:
Title:

American Funds Insurance Series
September 7, 2012
Page 4 of 4

AMERICAN FUNDS SERVICES COMPANY

By:
    ------------------------------------
Name:
Title:

                                                               September 7, 2012

Anchor Series Trust
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992
Attn: Gregory Bressler

Re:   (1)   Participation Agreement between SunAmerica Annuity and Life
            Assurance Company (formerly known as AIG SunAmerica Life Assurance
            Company and Anchor National Life Insurance Company) ("SAAL") and
            Anchor Series Trust ("AST"), dated as of March 7, 2011, as amended;

      (2) Shareholder Services Agreement between SAAL and AST, dated as of March 7, 2011, as amended;

      (3) Information Sharing Agreement between SAAL and AST, dated as of April 16, 2007, as amended

      (4) Fund Participation Agreement between American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware"), Anchor Series Trust and American General Equity Services Corporation ("AGESC") (formerly AIG Equity Sales Corp.) dated July 1, 1999 ("AGL of Delaware Agreement")

      (5) Administrative Services Agreement between AGL of Delaware and SunAmerica Asset Management Corp. dated July 1, 1999 (also referred to as "AGL of Delaware Agreement")

      (6) Information Sharing and Restricted Trading Agreement between Anchor Series Trust and AGL of Delaware dated April 16, 2007 (also referred to as "AGL of Delaware Agreement") (each an "Agreement", and collectively, the "Agreements") (SAAL and AGL of Delaware collectively referred to hereinafter as the "Merged Companies")

Dear Fund Partner:

      Effective December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the AGL of Delaware Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate. Also, AGESC replaced AIG Equity Sales Corp. ("AIG Equity"). AGESC is a registered broker-dealer under the Securities Exchange Act of 1934. All references in the AGL of Delaware Agreements to AIG Equity are hereby placed with American General Equity Services Corporation or AGESC as appropriate.

      As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

Anchor Series Trust
September 7, 2012
Page 2 of 3

      Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

      As a result of the Merger, if any of the Merged Companies were a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

      To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

      Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

      IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

By:
    ------------------------------------
Name: Jana W. Greer
Title: President and Chief Executive
       Officer

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                                          ATTEST:

By:                                       By:
    ------------------------------------      ----------------------------------
Name:                                     Name:
Title:                                    Title:

Anchor Series Trust
September 7, 2012
Page 3 of 3

AMERICAN GENERAL EQUITY SERVICES CORPORATION

                                          ATTEST:

By:                                       By:
    ------------------------------------      ----------------------------------
Name:                                     Name:
Title:                                    Title:

Consented to, acknowledged and agreed:

ANCHOR SERIES TRUST

By:
    ------------------------------------
Name: Nori L. Gabert
Title: Vice President and Assistant
       Secretary

SUNAMERICA ASSET MANAGEMENT CORP.

By:
    ------------------------------------
Name: Nori L. Gabert
Title: Vice President and Deputy General
       Counsel

SUNAMERICA CAPITAL SERVICES, INC.

By:
    ------------------------------------
Name: Mallary L. Reznik
Title: Vice President

                                                                October 23, 2012

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

Re:   (1)   Fund Participation Agreement among SunAmerica Annuity and Life
            Assurance Company (formerly AIG SunAmerica Life Assurance
            Company)("SAAL"), SunAmerica Capital Services, Inc. ("SACS"),
            Columbia Management Investment Advisers, LLC, ("CMIA") or its successors, and RiverSource Variable Series Trust, or its successors, dated as of April 1, 2011, as amended;

      (2) Fund Participation Agreement among SAAL, SACS, CMIA, or its successors, and Columbia Variable Insurance Trust, or its successors, dated as of May 1, 2006, as amended;

      (3) Fund Participation Agreement among SAAL, SACS, CMIA, or its successors, and Columbia Variable Insurance Trust I, or its successors, dated as of May 1, 2006, as amended;

      (4) Services Agreement between SAAL and Columbia Management Distributors, Inc., dated as of March 30, 2006, as amended;

      (5) Information Sharing Agreement between Columbia Management Services, Inc. and SAAL dated as of April 16, 2007, as amended

Dear Fund Partner:

      Effective December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the AGL of Delaware Agreement to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate.

      As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

      Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which your companies' retail investment companies and/or related trust(s) acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

Columbia Management Investment Advisers, LLC
September 7, 2012
Page 2 of 4

      As a result of the Merger, if any of the Merged Companies was a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

      To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

      Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

      IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

By:
    ------------------------------------
Name: Jana W. Greer
Title: President and Chief Executive
       Officer

SUNAMERICA CAPITAL SERVICES, INC.

By:
    ------------------------------------
Name: Mallary L. Reznik
Title: Vice President

Columbia Management Investment Advisers, LLC
September 7, 2012
Page 3 of 4

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                                          ATTEST:

By:                                       By:
    ------------------------------------      ----------------------------------
Name:                                     Name:
Title:                                    Title:

Consented to, acknowledged and agreed:

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:
    ------------------------------------
Name:
Title:

COLUMBIA VARIABLE SERIES TRUST II
(FORMERLY RIVERSOURCE VARIABLE SERIES TRUST)

By:
    ------------------------------------
Name:
Title:

COLUMBIA VARIABLE INSURANCE TRUST

By:
    ------------------------------------
Name:
Title:

COLUMBIA VARIABLE INSURANCE TRUST I

By:
    ------------------------------------
Name:
Title:

Columbia Management Investment Advisers, LLC
September 7, 2012
Page 4 of 4

COLUMBIA MANAGEMENT INVESTMENT DISTRIBUTORS, INC.

By:
    ------------------------------------
Name:
Title:

COLUMBIA MANAGEMENT INVESTMENT SERVICES, CORP.

By:
    ------------------------------------
Name:
Title:

                                                               September 7, 2012

Fidelity Distributors Corporation
Variable Insurance Products Funds
82 Devonshire Street
Boston, Massachusetts 02109
Attention: Treasurer

Re:   (1)   Participation Agreement among SunAmerica Annuity and Life
            Assurance Company (formerly AIG SunAmerica Life Assurance
            Company)("SAAL"), Variable Insurance Products Funds and Fidelity
            Distributors Corporation ("FDC"), dated as of April 30, 2008, as amended;

      (2) Service Agreement between SAAL and Fidelity Investments Institutional Operations Company, Inc., dated as of April 30, 2012;

      (3) Rule 22c-2 Shareholder Information Agreement Related to Variable Insurance Products between SAAL and FDC, dated as of April 30, 2008;

      (4) Amended and Restated Participation Agreement between American General Life Insurance Company of Delaware ("AGL of Delaware"), Variable Insurance Products Funds and Fidelity Distributors Corporation dated April 27, 2012;

      (5) Sub-License Agreement between AGL of Delaware and Fidelity Distributors Corporation dated April 27, 2012;

      (6) Amended and Restated Service Contract between Fidelity Distributors Corporation and American General Equity Services Corporation, an affiliate of AGL of Delaware, American General Life Insurance Company and The United States Life Insurance Company in the City of New York dated May 1, 2012; and

      (7) Rule 22c-2 Information Sharing and Restricted Trading Agreement between AGL of Delaware and Fidelity Distributors Corporation dated April 16, 2007. (each an "Agreement", and collectively, the "Agreements") (SAAL and AGL of Delaware collectively referred to hereinafter as the "Merged Companies")

Dear Fund Partner:

      As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

      Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

      As a result of the Merger, if any of the Merged Companies were a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

Fidelity Distributors Corporation
Variable Insurance Products Funds
September 7, 2012
Page 2 of 3

      To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

      Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

      IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

By:
    ------------------------------------
Name: Jana W. Greer
Title: President and Chief Executive
       Officer

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                                          ATTEST:

By:                                       By:
    ------------------------------------      ----------------------------------
Name:                                     Name:
Title:                                    Title:

AMERICAN GENERAL EQUITY SERVICES CORPORATION

                                          ATTEST:

By:                                       By:
    ------------------------------------      ----------------------------------
Name:                                     Name:
Title:                                    Title:

Fidelity Distributors Corporation
Variable Insurance Products Funds
September 7, 2012
Page 3 of 3

Consented to, acknowledged and agreed:

FIDELITY DISTRIBUTORS CORPORATION

By:
    ------------------------------------
Name:
Title:

VARIABLE INSURANCE PRODUCTS FUNDS

By:
    ------------------------------------
Name:
Title:

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC.

By:
    ------------------------------------
Name:
Title:

                                                               September 7, 2012

Franklin Templeton Investments
Franklin Templeton Services, LLC
One Franklin Parkway, Bldg. 920 2nd Floor
San Mateo, California 94403
Attention: General Counsel

Franklin Templeton Variable Insurance Products
One Franklin Parkway, Bldg. 920 2nd Floor
San Mateo, California 94403
Attention: Karen L. Skidmore, Vice President

Franklin/Templeton Distributors, Inc.
140 Fountain Parkway, 8th Floor
St. Petersburg, FL 33716
Attention: Peter Jones, President

Franklin Templeton Investor Services, LLC
3344 Quality Drive
Rancho Cordova, CA 95670

Re:  (1)  Participation Agreement as of May 1, 2000 between Western National
          Life Insurance Company (f/k/a American General Annuity Insurance Company) ("WNL"), Franklin Templeton Variable Insurance Products Trust ("Fund Partner") and Franklin Templeton Distributors, Inc. ("Distributor");

     (2) Amended and Restated Administrative Services Agreement between Franklin Templeton Services, LLC ("FTS") and WNL dated December 6, 2005;

     (3) Shareholder Information Agreement between Distributor and WNL dated April 16, 2007;

     (4) Participation Agreement among SunAmerica Annuity and Life Assurance Company (formerly AIG SunAmerica Life Assurance Company)("SAAL"), Fund Partner, and Distributor, dated February 4, 2008, as amended;

     (5) Shareholder Information Agreement between SAAL and Distributor, dated February 4, 2008;

     (6) Administrative Services Agreement between SAAL and FTS, dated February 4, 2008, as amended;

     (7) Participation Agreement between American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware"), Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. dated May 1, 2000 ("AGL of Delaware Agreement");

     (8) Amended and Restated Administrative Services Agreement between FTS and AGL of Delaware dated February 20, 2009 (also referred to as "AGL of Delaware Agreement");

Franklin Templeton Investments
Franklin Templeton Variable Insurance Products
Franklin/Templeton Distributors, Inc.
Franklin Templeton Investor Services, LLC
Franklin Templeton Services, LLC
September 7, 2012
Page 2 of 4

     (9) Shareholder Information Agreement between AGL of Delaware and Franklin/Templeton Distributors, Inc. dated April 16, 2007 (also referred to as "AGL of Delaware Agreement"); and

     (10) Master Shareholder Services Agreement for the Franklin Templeton Funds between AGL of Delaware, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC dated May 1, 2002 (also referred to as "AGL of Delaware Agreement").
          (each an "Agreement", and collectively, the "Agreements") (SAAL, WNL, and AGL of Delaware collectively referred to hereinafter as the "Merged Companies")

Dear Fund Partner:

     Effective December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the AGL of Delaware Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate.

     As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

     Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which your companies' retail investment companies and/or related trust(s) acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

     As a result of the Merger, if any of the Merged Companies were a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

     To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

Franklin Templeton Investments
Franklin Templeton Variable Insurance Products
Franklin/Templeton Distributors, Inc.
Franklin Templeton Investor Services, LLC
Franklin Templeton Services, LLC
September 7, 2012
Page 3 of 4

     Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

     IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

SUNAMERICA ANNUITY AND LIFE                   WESTERN NATIONAL LIFE
ASSURANCE COMPANY                             INSURANCE COMPANY

By:                                           By:
   -----------------------------------------     -------------------------------
Name: Jana W. Greer                           Name:
Title: President and Chief Executive Officer  Title:

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                                              ATTEST:

By:                                           By:
   -----------------------------------------     -------------------------------
Name:                                         Name:
Title:                                        Title:

Consented to, acknowledged and agreed:

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

By:
   -----------------------------------------
Name:
Title:

Franklin Templeton Investments
Franklin Templeton Variable Insurance Products
Franklin/Templeton Distributors, Inc.
Franklin Templeton Investor Services, LLC
Franklin Templeton Services, LLC
September 7, 2012
Page 4 of 4

FRANKLIN TEMPLETON INVESTOR SERVICES, LLC

By:
   -----------------------------------------
Name:
Title:

FRANKLIN TEMPLETON VARIABLE                   FRANKLIN TEMPLETON SERVICES, LLC
INSURANCE PRODUCTS TRUST

By:                                           By:
   -----------------------------------------     -------------------------------
Name:                                         Name:
Title:                                        Title:

                                                               September 7, 2012

Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ  07302
Attention: General Counsel

Re: (1) Fund Participation Agreement among Lord Abbett Series Fund, Inc. ("LASF"), Lord, Abbett & Co. LLC ("LAC"), Lord Abbett Distributor LLC ("LAD") and SunAmerica Annuity and Life Assurance Company (formerly Anchor National Life Insurance Company and AIG SunAmerica Life Assurance Company)("SAAL," which is also referred to herein as "Merged Company"), dated as of May 1, 2002, as amended;

(2) Shareholder Services Agreement among LASF, LAC and SAAL, dated as of May 1, 2002; (3) Amended and Restated Support Payment Agreement between LAC and SAAL, dated as of April 1, 2007;

(4) Administrative Services Agreement between LASF, LAC, LAD and SAAL, dated as of May 1, 2002;

(5)      Information Sharing Agreement between LAD and SAAL, dated as of
         April 16, 2007, as amended; (each an "Agreement", and collectively, the "Agreements")

Dear Fund Partner:

      As you may already be aware, the Merged Company will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

      Your companies and/or related trusts have agreements with the Merged Company pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Company for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

      As a result of the Merger, if any of the Merged Company was a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Company thereunder.

      To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Company to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

      Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

September 7, 2012
Page 2 of 2

      IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

SUNAMERICA ANNUITY AND LIFE ASSURANE COMPANY

By:
       --------------------------------------
Name:  Jana W. Greer
Title: President and Chief Executive Officer

AMERICAN GENERAL LIFE INSURANCE COMPANY

By:
       --------------------------------------
Name:
Title:

Consented to, acknowledged and agreed:

LORD ABBETT DISTRIBUTOR LLC                 LORD ABBETT SERIES FUND, INC.

By:                                         By:
       --------------------------------              ---------------------------
Name:                                       Name:
Title:                                      Title:

LORD, ABBETT & CO. LLC

By:
       --------------------------------
Name:
Title:

                                                              September 24, 2012

Principal Variable Contracts Funds, Inc.
680 8th Street
Des Moines, Iowa 50392-0200
Attention: Ralph C. Eucher, President and Chief Executive Officer

Principal Variable Contracts Funds, Inc.
711 High Street
Des Moines, Iowa 50392-0300
Attention: Michael D. Roughton, Esq., Counsel

Re: (1) Participation Agreement among SunAmerica Annuity and Life Assurance
        Company (formerly AIG SunAmerica Life Assurance Company and formerly Anchor National Life Insurance Company)("SAAL," also referred to herein as the "Merged Company"), Principal Variable Contracts Funds, Inc. ("PVCF"), Principal Funds Distributor, Inc. ("PFD"), and Principal Management Corporation, dated as of January 5, 2007, as amended;

    (2) Distribution Agreement between SAAL and PFD (formerly WM Funds Distributor, Inc.), dated December 31, 2002;

    (3) Information Sharing Agreement between SAAL and PFD, dated as of April 16, 2007, as amended; (each an "Agreement", and collectively, the "Agreements")

Dear Fund Partner:

      As you may already be aware, the Merged Company will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

      Your company has an agreement with the Merged Company pursuant to which your investment company acts as an investment vehicle for separate accounts established by the Merged Company for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

      As a result of the Merger, since the Merged Company is a party to the Agreements, all rights, duties and obligations arising under the Agreements will be effectively assumed by American General which company will assume the rights, duties and obligations of the Merged Company thereunder.

      To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of the Merged Company to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

September 24, 2012
Page 2 of 3

      Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, and confirmed in all respects. It is understood and agreed that there is no new marketing or distribution of the Contracts by PFD pursuant to the Distribution Agreement dated December 31, 2002. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

      IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

By:
       ---------------------------------
Name:
Title:

AMERICAN GENERAL LIFE INSURANCE COMPANY

By:
       ---------------------------------
Name:
Title:

Consented to, acknowledged and agreed:

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

By:
       ---------------------------------
Name:
Title:

PRINCIPAL FUNDS DISTRIBUTOR, INC.

By:
       ---------------------------------
Name:
Title:

September 24, 2012
Page 3 of 3

PRINCIPAL MANAGEMENT CORPORATION

By:
       ---------------------------------
Name:
Title:

                                                               September 7, 2012

Seasons Series Trust
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992
Attn: Gregory Bressler

Re:   (1)   Participation Agreement between SunAmerica Annuity and Life
            Assurance Company (formerly known as AIG SunAmerica Life Assurance
            Company and Anchor National Life Insurance Company) ("SAAL," also referred to herein as "Merged Company") and Seasons Series Trust
            ("SAST"), dated as of March 7, 2011, as amended;

      (2) Shareholder Services Agreement between SAAL and SST, dated as of March 7, 2011, as amended;

      (3) Information Sharing Agreement between SAAL and SST, dated as of April 16, 2007, as amended (each an "Agreement", and collectively, the "Agreements")

Dear Fund Partner:

      As you may already be aware, the Merged Company will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

      Your companies and/or related trusts have agreements with the Merged Company pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Company for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

      As a result of the Merger, if the Merged Company was a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of the Merged Company thereunder.

      To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of the Merged Company to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

      Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be

September 7, 2012
Page 2 of 2

an original. Signatures may be sent via facsimile or e-mail.

      IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

By:
    ------------------------------------------
Name: Jana W. Greer
Title: President and Chief Executive Officer

AMERICAN GENERAL LIFE INSURANCE COMPANY

By:
    ------------------------------------------
Name:
Title:

Consented to, acknowledged and agreed:

SEASONS SERIES TRUST

By:
    ------------------------------------------
Name: Nori L. Gabert
Title: Vice President and Secretary

SUNAMERICA ASSET MANAGEMENT CORP.

By:
    ------------------------------------------
Name: Nori L. Gabert
Title: Vice President and Deputy General Counsel

SUNAMERICA CAPITAL SERVICES, INC.

By:
    ------------------------------------------
Name: Mallary L. Reznik
Title: Vice President

                                                                October 15, 2012

Sterling Capital Variable Insurance Funds
c/o Sterling Capital Management LLC
434 Fayetteville Street Mall, 5th Floor
Raleigh, North Carolina 27601-0575
Attention: Todd M. Miller

Re:   (1)   Fund Participation Agreement between SunAmerica Annuity and Life
            Assurance Company (formerly AIG SunAmerica Life Assurance Company)
            ("SAAL," which is also referred to herein as Merged Company), Sterling Capital Variable Insurance Funds (formerly BB&T Variable
            Insurance Funds), and Sterling Capital Management LLC (formerly BB&T
            Asset Management, Inc.), dated as of October 7, 2005, as amended;

      (2) Administrative Services Agreement between SAAL and Sterling Capital Management LLC, dated as of October 7, 2005, as amended;

      (3) Information Sharing Agreement between SAAL and Sterling Capital Variable Insurance Funds, dated as of April 16, 2007, as amended; (each an "Agreement", and collectively, the "Agreements").

Dear Fund Partner:

      As you may already be aware, the Merged Company will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

      Your companies and/or related trusts have Agreements with the Merged Company pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Company for variable universal life insurance policies and/or variable annuity contracts.

      As a result of the Merger, all rights, duties and obligations arising under the Agreements will be assumed by American General which company will assume all of the rights, duties and obligations of the Merged Company thereunder.

      To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of the Merged Company to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

      Except to the extent amended by this letter agreement, the Agreements shall remain

September 7, 2012
Page 2 of 2

unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

      IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

By:
    -------------------------------------------
Name: Jana W. Greer
Title: President and Chief Executive Officer

AMERICAN GENERAL LIFE INSURANCE COMPANY

By:
    -------------------------------------------
Name:
Title:

Consented to, acknowledged and agreed:

STERLING CAPITAL VARIABLE INSURANCE FUNDS

By:
    -------------------------------------------
Name:
Title:

STERLING CAPITAL MANAGEMENT LLC

By:
    -------------------------------------------
Name:
Title:

                                                               September 7, 2012

SunAmerica Series Trust
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992
Attn: Gregory Bressler

Re:   (1)   Participation Agreement between SunAmerica Annuity and Life
            Assurance Company (formerly known as AIG SunAmerica Life Assurance
            Company and Anchor National Life Insurance Company) ("SAAL") and
            SunAmerica Series Trust ("SAST"), dated as of March 7, 2011, as amended;

      (2) Shareholder Services Agreement between SAAL and SAST, dated as of March 7, 2011, as amended;

      (3) Information Sharing Agreement between SAAL and SAST, dated as of April 16, 2007, as amended

      (4) Fund Participation Agreement between American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware"), SunAmerica Series Trust and American General Equity Services Corporation ("AGESC") (formerly AIG Equity Sales Corp.) dated as of July 1, 1999 ("AGL of Delaware Agreement");

      (5) Administrative Services Agreement between AGL of Delaware and SunAmerica Asset Management Corp. dated July 1, 1999 (also referred to as "AGL of Delaware Agreement"); and

      (6) Information Sharing and Restricted Trading Agreement between AGL of Delaware and SAST dated April 16, 2007 (also referred to as "AGL of Delaware Agreement"). (each an "Agreement", and collectively, the "Agreements") (SAAL and AGL of Delaware collectively referred to hereinafter as the "Merged Companies")

Dear Fund Partner:

         Effective December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the AGL of Delaware Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate. Also, AGESC replaced AIG Equity Sales Corp. ("AIG Equity"). AGESC is a registered broker-dealer under the Securities Exchange Act of 1934. All references in the AGL of Delaware Agreements to AIG Equity are hereby placed with American General Equity Services Corporation or AGESC as appropriate.

         As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

SunAmerica Series Trust
September 7, 2012
Page 2 of 3

      Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

      As a result of the Merger, if any of the Merged Companies were a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

      To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

      Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

      IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

By:
    ----------------------------------
Name: Jana W. Greer
Title: President and Chief
       Executive Officer

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                                         ATTEST:

By:                                      By:
    ----------------------------------       -----------------------------------
Name:                                    Name:
Title:                                   Title:

SunAmerica Series Trust
September 7, 2012
Page 3 of 3

AMERICAN GENERAL EQUITY SERVICES CORPORATION

                                         ATTEST:

By:                                      By:
    ----------------------------------       -----------------------------------
Name:                                    Name:
Title:                                   Title:

Consented to, acknowledged and agreed:

SUNAMERICA SERIES TRUST

By:
    ----------------------------------
Name: Nori L. Gabert
Title: Vice President and Secretary

SUNAMERICA ASSET MANAGEMENT CORP.

By:
    ----------------------------------
Name: Nori L. Gabert
Title: Vice President and
       Deputy General Counsel

SUNAMERICA CAPITAL SERVICES, INC.

By:
    ----------------------------------
Name: Mallary L. Reznik
Title: Vice President

                                                               September 7, 2012

T. Rowe Price Associates, Inc.
T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
Attention: David Oestreicher, Esq.

Re:   (1)   Participation Agreement among SunAmerica Annuity and Life
            Assurance Company (formerly AIG SunAmerica Life Assurance
            Company)("SAAL," also referred to herein as "Merged Company"), T.
            Rowe Price Equity Series, Inc. ("TRPES"), T. Rowe Price Investment
            Services ("TRPIS"), Inc., dated as of April 30, 2008;

      (2) Administrative Services Letter Agreement between SAAL and T. Rowe Price Associates, Inc., dated as of April 30, 2008, as amended;

      (3) Supplement for Distribution Services between SAAL and TRPIS, dated as of April 30, 2008;

      (4) Information Sharing Agreement between SAAL and TRPIS, dated as of April 30, 2008; (each an "Agreement", and collectively, the "Agreements")

Dear Fund Partner:

      As you may already be aware, the Merged Company will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

      Your companies and/or related trusts have agreements with the Merged Company pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Company for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

      As a result of the Merger, if the Merged Company was a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of the Merged Company thereunder.

      To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of the Merged Company to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

September 7, 2012
Page 2 of 3

      Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

      IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

By:
    ----------------------------------
Name: Jana W. Greer
Title: President and Chief
       Executive Officer

AMERICAN GENERAL LIFE INSURANCE COMPANY

By:
    ----------------------------------
Name:
Title:

September 7, 2012
Page 3 of 3

Consented to, acknowledged and agreed:

T. ROWE PRICE EQUITY SERIES, INC.

By:
    ----------------------------------
Name:
Title:

T. ROWE PRICE INVESTMENT SERVICES

By:
    ----------------------------------
Name:
Title:

T. ROWE PRICE ASSOCIATES, INC.

By:
    ----------------------------------
Name:
Title: